UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2021

AppHarvest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39288	82-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (606) 653-6100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2021, AppHarvest Operations, Inc. (“AppHarvest Operations”), a subsidiary of AppHarvest, Inc. (together with its subsidiaries, the “Company”), entered into the Assignment of and First Amendment to Right of First Refusal Agreement (the “ROFR Amendment”), which amended that certain Right of First Refusal Agreement, dated May 13, 2019, by and between the AppHarvest Operations and CEFF US Holdings, LLC (“CEFF”).  Pursuant to the terms of the ROFR Amendment, Equilibrium Sustainable Foods, LLC, the assignee of CEFF, will have a right of first refusal to act as the financier for the construction by the Company of any greenhouse within a specified geographic area in the United States that is structured as a sale-leaseback or build-to-suit lease financing (the “ROFR”). The ROFR applies to projects that exceed a certain dollar threshold and does not apply to projects that the Company finances itself or in combination with any traditional mortgage, equipment or other commercial lender financing of a project.

The foregoing description is only a summary of the ROFR Amendment and is qualified in its entirety by reference to the full text of the ROFR Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2021, David Chen notified the Company of his resignation from the Company’s Board of Directors and all committees thereof, effective immediately. Mr. Chen’s decision to leave was not the result of any disagreement between the Company and Mr. Chen on any matter relating to the Company’s operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1^	Assignment of and First Amendment to Right of First Refusal Agreement, dated March 1, 2021, by and among the AppHarvest Operations, Inc., CEFF US holdings and Equilibrium Sustainable Foods, LLC.

^ Portions of this exhibit have been omitted as the Company has determined that the omitted information (i) is not material and (ii) would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: March 2, 2021

	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer